 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 10, 2008

URS Corporation
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-7567	94-1381538
(Commission File No.)	(IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code:   (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2008, URS announced the appointment of Thomas H. Zarges as President of its Washington Division, replacing Stephen G. Hanks, who notified URS on January10, 2008 that he intended to resign his positions as a director of URS and as President of the Washington Division effective January 11, 2008, and to retire as an employee of URS effective January 25, 2008.  URS’ Washington Division is the former Washington Group International, Inc. (“WGI”), which was acquired by URS in November 2007 (the “WGI Acquisition”).

Mr. Zarges, 59, joined WGI in 1991 as President of its Engineering & Construction unit.  After serving in several other management positions at WGI, including Executive Vice President and President of the Power business unit, he was appointed Senior Executive Vice President of Operations of WGI in 2002.  Following the WGI Acquisition, he continued in the same position at the Washington Division of URS. New compensation arrangements for Mr. Zarges have not yet been determined.

Item 7.01.	Regulation FD Disclosure.

On January 11, 2008, URS issued a press release announcing the appointment of Thomas H. Zarges as President of its Washington Division and the retirement of Stephen G. Hanks from the company.  A copy of the press release, entitled “URS Appoints Thomas H. Zarges Washington Division President,” is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 attached hereto.  Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

10.1
Executive Life Insurance Agreement effective as of January 1, 2005, between WGI, and Thomas H. Zarges (filed as Exhibit 10.32 to WGI’s Annual Report on Form 10-K for the year ended December 30, 2005, and incorporated herein by reference). #

10.2
Form of Severance Agreement, dated as of September 8, 2006,  between WGI and certain of its officers, including Thomas H. Zarges (filed as Exhibit 10.2 to WGI’s Quarterly Report on Form 10-Q for the quarter ended September 29, 2006, and incorporated herein by reference). #

10.3
Form of Indemnification Agreement between WGI and certain of its officers, including Thomas H. Zarges (filed as Exhibit 10.10 to WGI’s Current Report on Form 8-K filed on February 8, 2002, and incorporated herein by reference).

10.4
Washington Group International Key Executive Disability Insurance Plan (filed as Exhibit 10.12 to Morrison Knudsen Corporation Annual Report on Form 10-K for year ended December 31, 1992, and incorporated herein by reference). #

10.5
Washington   WGI Equity and Performance Incentive Plan, as amended and restated (filed as Appendix E to WGI’s Def 14A Definitive Proxy Statement filed on April 8, 2003,  Exhibit 10.13.2 to WGI’s Form 10-K Annual Report for the year ended January 2, 2004,  Exhibit 10.2 to WGI’s Form 10-Q Quarterly Report for the quarter ended April 2, 2004, and Exhibit 10.2 to WGI’s Form 8-K Current Report filed on May 25, 2005, and incorporated herein by reference). #

99.1	Press Release, dated January 11, 2008, entitled “URS Appoints Thomas H. Zarges Washington Division President.”

# Management contract or compensatory plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION

Date January16, 2008	By:	/s/ Reed N. Brimhall
Reed N. Brimhall
Vice President, Controller, and Chief Accounting Officer

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